Third Quarter 2020 Earnings Slides November 3, 2020

Forward-Looking Statements This presentation includes forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Such forward looking statements are based on management’s current expectations, are not guarantees of future performance and are subject to certain risks, trends, and uncertainties that could cause actual results to differ materially from those projected, expressed or implied by such forward-looking statements. Many of these risk factors are outside of the company’s control, and as such, they involve risks which are not currently known to the company that could cause actual results to differ materially from forecasted results. Factors that could cause or contribute to such differences include those uncertainties regarding the impact of the COVID-19 virus on our business and the economy generally, and those other matters disclosed in the company’s Securities and Exchange Commission filings. The forward-looking statements in this document are made as of the date hereof and the company does not undertake to update its forward-looking statements. 2

Third Quarter Summary ❑ Financial Performance o Consolidated revenue declined 15%, vehicles sold declined 9% o Adjusted EBITDA increased 8% o Operating adjusted EPS increased 29% ❑ Operations o 100% of transactions online o Ancillary and related services limited due to social distancing o Improved gross profit margin % o Reduced operating expenses as a result of reduced headcount ❑ Liquidity o Strong cash flow generation o Over $1.2B in cash and cash equivalents at September 30 o $325M undrawn revolver 3

September 30, 2020 Leverage (US$ in millions) Balance Maturity Term Loan B-6 (Adjusted LIBOR + 2.25%) $941 2026 Revolving Credit Facility (Adjusted LIBOR + 1.75%) - 2024 Senior Notes (Fixed 5.125%) 950 2025 Finance Leases & Other 34 Total 1,925 Less: Available Cash* (1,226) Net Debt $699 Senior Secured Net Leverage Ratio (0.6) Total Net Debt Ratio 1.6 Corporate Credit Ratings: S&P B, Moodys B2 * As defined in the Credit Agreement 4

Third Quarter Results 5

KAR Q3 2020 Highlights ($ in millions, except per share amounts) Q3 Q3 KAR Highlights* 2020 2019 Total operating revenues $593.6 $701.9 Gross profit** $263.9 $291.0 % of revenue 44.5% 41.5% 52% in Q3 2020, excluding purchased vehicle sales SG&A $131.0 $158.9 EBITDA $133.7 $131.2 Adjusted EBITDA $139.2 $129.2 Net income from continuing operations $47.1 $34.4 Net income from continuing operations per $0.23 $0.26 share – diluted Operating adjusted net income from continuing $0.45 $0.35 operations per share – diluted Weighted average diluted shares $130.0 132.4 Dividends declared per common share $ -- $0.19 Effective tax rate 18.8% 27.7% * For a more complete explanation of these changes, see the MD&A in the company's supplemental financial information and Form 10-Q, both for the three months ended September 30, 2020. ** Exclusive of depreciation and amortization 6

ADESA Q3 2020 Highlights

ADESA

($ in millions, except RPU)

ADESA	Q3 2020	Q3 2019	Highlights*
Auction fees and services revenue	$440.5	$534.5	
Purchased vehicle sales	$86.2	$79.1	
Total ADESA Revenue	$526.7	$613.6	Decrease in vehicles sold and average revenue per vehicle sold
Gross profit**	$217.3	$227.4	
% of revenue	41.3%	37.1%	
% of revenue, excluding purchased vehicles	49.3%	42.5%	20% decrease in cost of services as vehicles sold online require less labor
SG&A	$97.7	$121.7	
EBITDA	$119.8	$103.1	
Adjusted EBITDA	$127.4	$112.2	
% of revenue	24.2%	18.3%	
Vehicles sold	871,000	957,000	
Institutional vehicles sold in North America	624,000	648,000	
Dealer consignment vehicles sold in North America	217,000	274,000	Includes TradeRev volume of 57,000 in Q3 2020 and 47,000 in Q3 2019
Vehicles sold in Europe	30,000	35,000	
Percentage of vehicles sold online	100%	59%	
Conversion rate at North American physical auctions	69.7%	62.8%	
Physical RPU	$905	$893	Excludes purchased vehicles
Online only RPU	$161	$151	Excludes purchased vehicles; Includes Openlane, TradeRev & Europe

* For a more complete explanation of these changes, see the MD&A in the company's supplemental financial information and Form 10-Q, both for the three months ended September 30, 2020.

** Exclusive of depreciation and amortization

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AFC Q3 2020 Highlights ($ in millions, except for revenue per loan transaction) Q3 Q3 Highlights* AFC 2020 2019 Interest and fee income $55.8 $85.5 Other revenue $2.1 $2.7 Provision for credit losses -- ($8.9) Warranty contract revenue $9.0 $9.0 PWI revenue Total AFC revenue $66.9 $88.3 -1% revenue per LTU, -27% loan transactions Gross profit** $46.6 $63.6 % of revenue 69.7% 72.0% SG&A $5.9 $5.9 EBITDA $40.7 $57.7 Adjusted EBITDA $37.3 $44.7 Loan transactions 324,000 442,000 27% decrease Decreased interest rates, partially offset by increase in Revenue per loan transaction*** $179 $180 average portfolio duration & loan values and decreased credit losses Provision for credit losses % of finance receivables 0.0% 1.7% Managed receivables $1,744.8 $2,110.4 $1,101.0 $1,428.4 Obligations collateralized by finance receivables * For a more complete explanation of these changes, see the MD&A in the company’s supplemental financial information and Form 10-Q, both for the three months ended September 30, 2020. ** Exclusive of depreciation and amortization 8 *** Excludes “Warranty contract revenue"

Y e a r - to- Date Results 9

KAR Nine Months Ended September 30, 2020 Highlights ($ in millions, except per share amounts) KAR YTD 2020 YTD 2019 Highlights* Total operating revenues $1,658.1 $2,110.6 Gross profit** $698.7 $888.4 % of revenue 42.1% 42.1% 48.3% YTD 2020, excluding purchased vehicle sales SG&A $405.7 $497.3 YTD 2020 includes goodwill/intangibles impairment of EBITDA $263.6 $392.2 $29.8M Adjusted EBITDA $307.8 $388.0 YTD 2020 includes goodwill/intangibles impairment Net income from continuing operations $17.6 $77.1 charge of $29.8M Net income from continuing operations per share YTD 2020 includes goodwill/intangibles impairment $0.04 $0.58 – diluted charge of $29.8M Operating adjusted net income from continuing $0.59 $0.85 operations per share – diluted Weighted average diluted shares 130.0 133.8 Dividends declared per common share $0.19 $0.89 Effective tax rate 32.0% 26.9% * For a more complete explanation of these changes, see the MD&A in the company's supplemental financial information and Form 10-Q, both for the nine months ended September 30, 2020. ** Exclusive of depreciation and amortization 10

ADESA Nine Months Ended September 30, 2020 Highlights

($ in millions, except RPU)

ADESA	YTD 2020	YTD 2019	Highlights*
Auction fees and services revenue	$1,244.6	$1,629.5	
Purchased vehicle sales	$211.3	$216.2	Includes $12.7M from acquisitions
Total ADESA Revenue	$1,455.9	$1,845.7	Decrease in vehicles sold and average revenue per vehicle sold
Gross profit**	$558.6	$695.9	
% of revenue	38.4%	37.7%	Measures taken to reduce expenses and vehicles sold online require less labor
% of revenue, excluding purchased vehicles	44.9%	42.6%	
SG&A	$300.0	$370.2	
EBITDA	$226.8	$318.8	YTD 2020 includes goodwill/intangibles impairment of $29.8M
Adjusted EBITDA	$284.9	$345.6	
% of revenue	19.6%	18.7%	
Vehicles sold	2,381,000	2.897,000	
Institutional vehicles sold in North America	1,748,000	2,030,000	
Dealer consignment vehicles sold in North America	560,000	784,000	Includes TradeRev volume of 125,000 YTD 2020 and 119,000 YTD 2019
Vehicles sold in Europe	73,000	83,000	
Percentage of vehicles sold online	84%	58%	
Conversion rate at North American physical auctions	65.4%	64.2%	
Physical RPU	$891	$883	Excludes purchased vehicles
Online only RPU	$159	$149	Excludes purchased vehicles; Includes Openlane, TradeRev & Europe

* For a more complete explanation of these changes, see the MD&A in the company's supplemental financial information and Form 10-Q, both for the nine months ended September 30, 2020.

** Exclusive of depreciation and amortization

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AFC Nine Months Ended September 30, 2020 Highlights ($ in millions, except for revenue per loan transaction) YTD YTD Highlights* AFC 2020 2019 Interest and fee income $204.7 $256.1 Other revenue $6.8 $8.1 Provision for credit losses ($35.9) ($25.5) Warranty contract revenue $26.6 $26.2 PWI revenue Total AFC revenue $202.2 $264.9 -17% revenue per LTU, -11% loan transactions Gross profit** $140.1 $192.5 % of revenue 69.3% 72.7% SG&A $18.0 $19.5 EBITDA $122.1 $172.9 Adjusted EBITDA $102.5 $132.3 Loan transactions 1,192,000 1,340,000 11% decrease Revenue per loan transaction*** $147 $178 Increased credit losses and decreases in interest rates Provision for credit losses % of finance receivables 2.6% 1.7% Managed receivables $1,744.8 $2,110.4 $1,101.0 $1,428.4 Obligations collateralized by finance receivables * For a more complete explanation of these changes, see the MD&A in the company’s supplemental financial information and Form 10-Q, both for the nine months ended September 30, 2020. ** Exclusive of depreciation and amortization *** Excludes “Warranty contract revenue" 12

HISTORICAL DATA 13

ADESA Revenue & Gross Profit 3Q20 2Q20 1Q20 2019 4Q19 3Q19 2Q19 1Q19 2018 4Q18 Auction Fees & $440.5 $312.6 $491.5 $2,133.5 $504.0 $534.5 $553.1 $541.9 $1,985.1 $475.3 Services Revenue Purchased Vehicle $86.2 $49.6 $75.5 $295.5 $79.3 $79.1 $79.3 $57.8 $116.8 $33.2 Sales Total ADESA $526.7 $362.2 $567.0 $2,429.0 $583.3 $613.6 $632.4 $599.7 $2,101.9 $508.5 Revenue Gross $217.3 $145.0 $196.3 $908.3 $212.4 $227.4 $239.5 $229.0 $871.1 $198.7 Profit Gross 41.3% 40.0% 34.6% 37.4% 36.4% 37.1% 37.9% 38.2% 41.4% 39.1% Profit % Gross Profit %, Net of 49.3% 46.4% 39.9% 42.6% 42.1% 42.5% 43.2% 42.2% 43.9% 41.8% Purchased Vehicle Sales 14

ADESA Metrics - Annual 2019 2018 2017 2016 2015 Revenue2 $2,429.0 $2,101.9 $1,937.5 $1,765.3 $1,427.8 Total Volume 3,784 3,472 3,180 2,885 2,465 Online Only Volume (N.A.) 1,533 1,304 938 743 592 Total Online Volume %3 58% 54% 46% 42% 40% Physical Conversion % (N.A.) 62.8% 61.6% 60.4% 58.0% 58.3% Dealer Consignment Mix % (Physical) 40% 42% 45% 48% 50% Physical RPU1 $884 $844 $775 $753 $701 Online Only RPU1 $149 $121 $113 $110 $102 Gross Margin2 37.4% 41.4% 42.0% 41.3% 41.4% 1 Excluding purchased vehicle sales 2 Includes purchased vehicle sales 3 Includes ADESA Simulcast and DealerBlock volume 15

ADESA Metrics - Quarter 3Q20 2Q20 1Q20 4Q19 3Q19 2Q19 1Q19 4Q18 3Q18 Revenue2 $526.7 $362.2 $567.0 $583.3 $613.6 $632.4 $599.7 $508.5 $527.0 Total Volume 871 648 862 887 957 994 945 811 876 Online Only Volume (N.A.) 437 321 367 355 396 416 367 306 343 Total Online Volume %3 100% 100% 63% 59% 59% 59% 57% 54% 54% Physical Conversion % 69.7% 63.5% 63.3% 58.4% 62.8% 66.1% 63.8% 58.5% 62.9% (N.A.) Dealer Consignment Mix % 39% 30% 38% 39% 43% 41% 38% 40% 44% (Physical) Physical RPU1 $905 $839 $914 $886 $893 $882 $875 $868 $850 Online Only RPU1 $161 $152 $163 $155 $151 $150 $144 $122 $126 Gross Margin2 41.3% 40.0% 34.6% 36.4% 37.1% 37.9% 38.2% 39.1% 41.6% 1 Excluding purchased vehicle sales 2 Includes purchased vehicle sales 3 Includes ADESA Simulcast and DealerBlock volume 16

AFC Metrics - Annual 2019 2018 2017 2016 2015 Revenue $352.9 $340.9 $301.3 $286.8 $268.4 Loan Transaction Units (LTU) 1,783 1,760 1,688 1,718 1,607 Revenue per Loan Transaction, $178 $175 $159 $148 $150 Excluding “Warranty Contract Revenue” Ending Managed Finance Receivables $2,115.2 $2,014.8 $1,912.6 $1,792.2 $1,641.0 Ending Obligations Collateralized by $1,461.2 $1,445.3 $1,358.1 $1,280.3 $1,189.0 Finance Receivables % Vehicles Purchased at Any Auction 84% 83% 85% 83% 84% Active Dealers 12,900 12,300 12,400 12,200 11,300 Vehicles per active dealer 16 15 15 15 16 Average Credit Line $270,000 $270,000 $250,000 $260,000 $230,000 Avg Value Outstanding per Vehicle $10,000 $10,200 $9,900 $9,500 $9,100 17

AFC Metrics - Quarter 3Q20 2Q20 1Q20 4Q19 3Q19 2Q19 1Q19 4Q18 3Q18 Revenue $66.9 $56.8 $78.5 $88.0 $88.3 $86.7 $89.9 $85.3 $85.4 Loan Transaction Units 324 420 448 443 442 437 461 428 433 (LTU) Revenue per Loan Transaction, Excluding $179 $115 $155 $178 $180 $178 $177 $180 $177 “Warranty Contract Revenue” Ending Managed Finance $1,744.8 $1,548.3 $1,954.8 $2,115.2 $2,110.4 $2,070.1 $1,989.1 $2,014.8 $1,979.7 Receivables Ending Obligations Collateralized by Finance $1,101.0 $735.9 $1,349.9 $1,461.2 $1,428.4 $1,422.3 $1,360.6 $1,445.3 $1,366.3 Receivables 18

AFC Provision for Credit Losses - Annual 2019 2018 2017 2016 2015 2014 2013 2012 2011 2010 2009 2008 2007 Ending Managed $2,115.2 $2,014.8 $1,912.6 $1,792.2 $1,641.0 $1,371.1 $1,107.6 $1,004.2 $883.2 $771.6 $613.0 $506.6 $847.9 Receivables Average Managed $2,059.9 $1,959.8 $1,802.2 $1,732.5 $1,474.9 $1,208.4 $1,051.4 $925.8 $798.8 $688.6 $516.4 $744.4 $835.3 Receivables Provision for Credit $35.3 $32.9 $33.9 $30.7 $16.0 $12.3 $9.6 $7.2 $6.1 $11.2 $17.1 $44.7 $25.0 Losses % of Managed 1.7% 1.7% 1.9% 1.8% 1.1% 1.0% 0.9% 0.8% 0.8% 1.6% 3.3% 6.0% 3.0% Receivables 19

AFC Provision for Credit Losses - Quarterly 3Q20 2Q20 1Q20 4Q19 3Q19 2Q19 1Q19 4Q18 3Q18 Ending Managed $1,744.8 $1,548.3 $1,954.8 $2,115.2 $2,110.4 $2,070.1 $1,989.1 $2,014.8 $1,979.7 Receivables Average Managed $1,646.6 $1,751.6 $2,035.0 $2,112.8 $2,090.3 $2,029.6 $2,002.0 $1,997.3 $1,969.2 Receivables Provision for $-- $19.0 $16.9 $9.8 $8.9 $8.4 $8.2 $10.8 $7.3 Credit Losses % of Managed 0.0% 4.3% 3.3% 1.9% 1.7% 1.7% 1.6% 2.2% 1.5% Receivables 20

APPENDIX 21

Non-GAAP Financial Measures EBITDA is defined as net income (loss), plus interest expense net of interest income, income tax provision (benefit), depreciation and amortization. Adjusted EBITDA is EBITDA adjusted for the items of income and expense and expected incremental revenue and cost savings as described in the company's senior secured credit agreement covenant calculations. Management believes that the inclusion of supplementary adjustments to EBITDA applied in presenting Adjusted EBITDA is appropriate to provide additional information to investors about one of the principal measures of performance used by the company’s creditors. In addition, management uses EBITDA and Adjusted EBITDA to evaluate the company’s performance. Depreciation expense for property and equipment and amortization expense of capitalized internally developed software costs relate to ongoing capital expenditures; however, amortization expense associated with acquired intangible assets, such as customer relationships, software, tradenames and non-compete agreements are not representative of ongoing capital expenditures, but have a continuing effect on our reported results. Non-GAAP financial measures of operating adjusted net income from continuing operations and operating adjusted net income from continuing operations per share, in the opinion of the company, provide comparability to other companies that may not have incurred these types of non-cash expenses or that report a similar measure. In addition, net income and net income per share have been adjusted for certain other charges, as seen in the following reconciliation. EBITDA, Adjusted EBITDA, operating adjusted net income from continuing operations and operating adjusted net income from continuing operations per share have limitations as analytical tools, and should not be considered in isolation, or as a substitute for analysis of the results as reported under GAAP. These measures may not be comparable to similarly titled measures reported by other companies. 22

Q3 2020 Adjusted EBITDA Reconciliation ($ in millions) Three Months ended September 30, 2020 ADESA AFC Corporate Consolidated Net income (loss) from continuing $70.2 $26.4 ($49.5) $47.1 operations Add back: Income taxes 26.0 4.3 (19.4) 10.9 Interest expense, net of interest income 0.7 7.5 21.0 29.2 Depreciation and amortization 38.2 2.5 5.8 46.5 Intercompany interest (15.3) - 15.3 - EBITDA $119.8 $40.7 ($26.8) $133.7 Intercompany charges 1.4 - (1.4) - Non-cash stock-based compensation 2.0 0.4 1.5 3.9 Acquisition related costs 2.4 - - 2.4 Securitization interest - (3.7) - (3.7) Loss on asset sales 0.1 - - 0.1 Severance 2.4 - (0.1) 2.3 Foreign currency (gains)/losses (0.8) - 0.9 0.1 Other 0.1 (0.1) 0.4 0.4 Total Addbacks 7.6 (3.4) 1.3 5.5 Adjusted EBITDA $127.4 $37.3 ($25.5) $139.2 Revenue $526.7 $66.9 – $593.6 Adjusted EBITDA % margin 24.2% 55.8% 23.5% 23

Q3 2019 Adjusted EBITDA Reconciliation ($ in millions) Three Months ended September 30, 2019 ADESA AFC Corporate Consolidated Net income (loss) from continuing $46.4 $30.7 ($42.7) $34.4 operations Add back: Income taxes 16.3 10.1 (13.2) 13.2 Interest expense, net of interest income 0.8 15.6 20.8 37.2 Depreciation and amortization 37.2 2.6 6.6 46.4 Intercompany interest 2.4 (1.3) (1.1) - EBITDA $103.1 $57.7 ($29.6) $131.2 Intercompany charges 3.6 - (3.6) - Non-cash stock-based compensation 1.6 0.3 2.6 4.5 Loss on extinguishment of debt - - 2.2 2.2 Acquisition related costs 2.0 - 0.7 2.7 Securitization interest - (13.3) - (13.3) Loss on asset sales 0.8 - - 0.8 Severance 0.6 0.1 0.2 0.9 Foreign currency (gains)/losses - - (0.4) (0.4) Other 0.5 (0.1) 0.2 0.6 Total Addbacks 9.1 (13.0) 1.9 (2.0) Adjusted EBITDA $112.2 $44.7 ($27.7) $129.2 Revenue $613.6 $88.3 – $701.9 Adjusted EBITDA % margin 18.3% 50.6% 18.4% 24

YTD 2020 Adjusted EBITDA Reconciliation ($ in millions) Nine Months ended September 30, 2020 ADESA AFC Corporate Consolidated Net income (loss) from continuing $89.9 $67.0 ($139.3) $17.6 operations Add back: Income taxes 37.3 18.0 (47.0) 8.3 Interest expense, net of interest income 1.9 30.2 64.9 97.0 Depreciation and amortization 115.5 7.8 17.4 140.7 Intercompany interest (17.8) (0.9) 18.7 - EBITDA $226.8 $122.1 ($85.3) $263.6 Intercompany charges 4.6 - (4.6) - Non-cash stock-based compensation 5.3 1.2 5.6 12.1 Acquisition related costs 4.5 - 0.2 4.7 Securitization interest - (21.1) - (21.1) Loss on asset sales 1.1 - - 1.1 Severance 9.3 0.4 0.9 10.6 Foreign currency (gains)/losses 0.9 - 2.3 3.2 Goodwill and other intangibles impairment 29.8 - - 29.8 Other 2.6 (0.1) 1.3 3.8 Total Addbacks 58.1 (19.6) 5.7 44.2 Adjusted EBITDA $284.9 $102.5 ($79.6) $307.8 Revenue $1,455.9 $202.2 – $1,658.1 Adjusted EBITDA % margin 19.6% 50.7% 18.6% 25

YTD 2019 Adjusted EBITDA Reconciliation ($ in millions) Nine Months ended September 30, 2019 ADESA AFC Corporate Consolidated Net income (loss) from continuing $139.3 $88.6 ($150.8) $77.1 operations Add back: Income taxes 54.0 32.2 (57.8) 28.4 Interest expense, net of interest income 1.8 48.6 97.7 148.1 Depreciation and amortization 110.2 7.6 20.8 138.6 Intercompany interest 13.5 (4.1) (9.4) - EBITDA $318.8 $172.9 ($99.5) $392.2 Intercompany charges 10.4 - (10.4) - Non-cash stock-based compensation 5.6 1.2 8.3 15.1 Loss on extinguishment of debt - - 2.2 2.2 Acquisition related costs 4.8 - 5.5 10.3 Securitization interest - (41.9) - (41.9) Loss on asset sales 1.7 - - 1.7 Severance 4.2 0.1 1.4 5.7 Foreign currency (gains)/losses (1.1) - 0.1 (1.0) IAA allocated costs - - 2.3 2.3 Other 1.2 - 0.2 1.4 Total Addbacks 26.8 (40.6) 9.6 (4.2) Adjusted EBITDA $345.6 $132.3 ($89.9) $388.0 Revenue $1,845.7 $264.9 – $2,110.6 Adjusted EBITDA % margin 18.7% 49.9% 18.4% 26

Operating Adjusted Net Income from Continuing Operations per Share Reconciliation

($ in millions, except per share amounts), (unaudited)

	Three Months ended September 30,		Nine Months ended September 30,	
	2020	2019	2020	2019
Net income	$47.1	$35.3	$17.6	$168.7
Less: Income from discontinued operations	-	(0.9)	-	(91.6)
Net income from continuing operations (1)	$47.1	$34.4	$17.6	$77.1
Acquired amortization expense	14.0	14.5	42.4	43.9
IAA allocated costs	-	-	-	2.3
Acceleration of debt issuance costs	-	-	-	1.8
Loss on extinguishment of debt	-	2.2	-	2.2
Goodwill and other intangibles impairment	-	-	29.8	-
Income taxes (2)	(2.6)	(4.6)	(13.6)	(13.5)
Operating adjusted net income from continuing operations	$58.5	$46.5	$76.2	$113.8
Net income from continuing operations per share – diluted	$0.36	$0.26	$0.14	$0.58
Acquired amortization expense	0.11	0.11	0.33	0.33
IAA allocated costs	-	-	-	0.02
Acceleration of debt issuance costs	-	-	-	0.01
Loss on extinguishment of debt	-	0.02	-	0.02
Goodwill and other intangibles impairment	-	-	0.23	-
Income taxes	(0.02)	(0.04)	(0.11)	(0.11)
Operating adjusted net income from continuing operations **per share – diluted**	$0.45	$0.35	$0.59	$0.85
Weighted average diluted shares (1)	130.0	132.4	130.0	133.8

(1) The Series A Preferred Stock dividends have not been included in the calculation of operating adjusted net income from continuing operations and operating adjusted net income from continuing operations per diluted share. Likewise, the weighted average diluted share counts do not include the effect of assumed conversion of the Series A Preferred Stock.

(2) The effective tax rate at the end of each period presented was used to determine the amount of income tax on the adjustments to net income. There was no income tax benefit related to the goodwill and other intangibles impairment because these items were not deductible for income tax purposes.

KAR AUCTION SERVICES

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